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                                                                   EXHIBIT 10.44



                                 [Form of Note]

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

                           INTERFERON SCIENCES, INC.
                                Promissory Note


$________                                                       __________, 1995
No.__                                                         New York, New York

       INTERFERON SCIENCES, INC., a Delaware corporation (the "Company"), for value received, hereby promises to pay to _____________________________________, a _________ corporation with an address at _____________, or registered assigns (the registered holder of this Note being hereafter referred to as the "Holder"), the principal amount of _____________ DOLLARS ($______), and to pay interest on the unpaid principal balance hereof at the rate of interest per annum from time to time announced publicly by Citibank, N.A. as its prime rate plus 2%, all as hereafter further provided.

       1. Issuance of Note.

       This Note is one of the promissory notes (the "Notes") in an aggregate principal amount of $1,070,000 issued on May 3, 1995 to certain stockholders of the Company.


       2. Payments.

       (a) Principal of this Note and interest on the unpaid principal balance hereof shall be payable on the earlier of (i) the first date after the date hereof that the Company receives gross proceeds (before underwriting discounts and commissions and other expenses) of at least $7,500,000 from a public offering (the "Public Offering") of its common stock, par value $.01 per share (the "Common Stock"), and (ii) November 2, 1995.

       (b) Any amount required to be paid under this Note which is not paid when due shall bear interest at the rate of interest per annum from time to time announced publicly by Citibank, N.A. as its prime rate plus 4% until payment in full of such amount has been made;

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provided, that in no event shall any interest to be paid hereunder exceed the maximum rate permitted by law and, in any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

       (c) The Company may, at its option, prepay this Note, in whole at any time or in part from time to time, without premium or penalty but with accrued interest on the principal amount being prepaid..

       (d) All payments shall be applied first to any unpaid interest and then to principal.

       (e) Payments of principal and interest on this Note shall be sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, and shall be made by check in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, except that, at the option of the Company, payment of principal pursuant to the provisions of Section 2(a)(i) may be made, in whole or in part, by delivering to the Holder a number of shares of Common Stock (determined to the nearest whole number of shares), registered in the name of the Holder, equal to the principal amount being paid divided by the public offering price per share in the Public Offering.

       (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever.

       (g) The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act, or omission with respect to the collection of any amount called for hereunder.


3. Events of Default.

       The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

       (a) A default in the payment of interest on or principal of this Note.

       (b) A breach of any representation, or a default in the performance of any covenant, of the Company in this Note, and continuance of such breach or default for a period of 30 days after there has been given to the Company a written notice specifying such breach or default





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and requiring it to be remedied and specifying that such notice is a notice of default hereunder.

       (c) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 90 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.


       4. Remedies Upon Default.

       (a) Upon the occurrence and continuance of an Event of Default referred to in Section 3(c), the unpaid principal amount then outstanding of, and the accrued interest on, this Note shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company. Upon the occurrence and continuance of an Event of Default other than one referred to in Section 3(c), the Holder may declare the unpaid principal amount then outstanding of this Note to be due and payable immediately, and upon any such declaration the same shall become due and payable immediately, without presentation, demand, protest, or other formalities of any kind, all of which are expressly waived by the Company.

       (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection including, without limitation, reasonable attorney's fees and expenses.





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       5. Security Interest.

       (a) As collateral security for the prompt payment in full when due of interest on and principal of this Note, the Company hereby grants the Holder, together with the holders of the other Notes, a security interest in all of the Company's right, title, and interest in any and all equipment, wherever located, whether now existing or hereafter coming into existence (the "Collateral"). The Company shall, at the request of the Holder, execute, deliver, file, and record any financing statements or other documents as may be necessary or desirable to create, preserve, perfect, or validate the security interest granted pursuant to this Section 5. Upon the occurrence and continuance of an Event of Default, the Holder shall, in respect of the Collateral, have the rights and remedies of a secured party under the New York Uniform Commercial Code.

       (b) The Company represents and warrants that as of May 3, 1995 no person other than the holders of the Notes has a security interest in the Collateral, and covenants and agrees, until such time as the Notes are repaid in full, not to grant any person other than the holders of the Notes a security interest in the Collateral or in any other assets of the Company without the consent of the holders of all of the outstanding Notes.


       6. Transfer.

       Any Notes issued upon the transfer of this Note shall be numbered and shall be registered in a Note Register as they are issued. The Company shall be entitled to treat the registered holder of any Note on the Note Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Note on the part of any other person, and shall not be liable for any registration or transfer of Notes which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Note shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Note or Notes to the person entitled thereto. This Note may be exchanged, at the option of the Holder thereof, for another Note, or other Notes of different denominations, of like tenor and representing in the aggregate a like principal amount, upon surrender to the Company or its duly authorized agent.





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       7. Miscellaneous.

       (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address at 783 Jersey Avenue, New Brunswick, New Jersey 08901, Attn: Chief Executive Officer, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 7(a). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 7(a) shall be deemed given at the time of receipt thereof.

       (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

       (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers, or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute, or otherwise, and all such remedies may be exercised singly or concurrently.

       (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

       (e) This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

       IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                        INTERFERON SCIENCES, INC.


                                        By:
                                           ----------------------------
                                           Name:
                                           Title:





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